UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2009

LED POWER GROUP, INC.

(FORMERLY DRAYTON HARBOR RESOURCES, INC.)
 (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-137520 (Commission File No.)	98-0501477 (IRS Employer Identification No.)

104 Swallow Hill Drive
Barnstable, MA 02630
 (Address and telephone number of principal executive offices) (Zip Code)

(508) 362-4420
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On February 2, 2008, Drayton Harbor Resources, Inc. (the "Company") amended its Articles of Incorporation to change its name from “Drayton Harbor Resources, Inc.” to “LED Power Group, Inc.”

As a result of the name change, the Company’s new trading symbol under the OTC Bulletin Board is “LEDP” effective February 5, 2009.

The text of the Company’s amendment to its Articles of Incorporation reflecting the name change is attached as Exhibit 3.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

3.1	Amendment to Articles filed with Nevada Secretary of State

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LED POWER GROUP, INC.,
a Nevada Corporation (formerly Drayton
Harbor Resources, Inc.)

Dated: February 5, 2009	/s/ John J. Lennon
John J. Lennon, President and Chief
Executive Officer